UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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**** IMPORTANT REMINDER ****

Dear Fellow Stockholder:

By now, you should have received your proxy material for the 2014 Celgene Corporation Annual Meeting scheduled to be held on June 18, 2014. Our records indicate you have not yet voted your shares at the time of the mailing of this reminder letter.

Your vote is extremely important. PLEASE CAST YOUR VOTE TODAY AND PLAY A PART IN THE FUTURE OF CELGENE CORPORATION. The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares by telephone or over the Internet are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided.

Your Board recommends that you vote FOR the election of the nominees for directors, FOR the ratification of our independent public accountants, FOR the amendment of the Company’s certificate of incorporation to increase the authorized number of shares of common stock and to effect a stock split, FOR the approval of an amendment to the Company’s 2008 Stock Incentive Plan, FOR the approval of an advisory (non-binding) proposal on the compensation of our Named Executive Officers and AGAINST the stockholder proposal described in more detail in the proxy statement.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

If you sign and return the enclosed voting form without indicating a different choice, your shares will be voted as recommended by the Board of Directors.

If you have any questions or if you need assistance voting, please call Morrow & Co., LLC, our proxy solicitor, at 1-877-849-0763.

Thank you for your investment in Celgene Corporation, and for taking the time to vote your shares.

Sincerely,

Lawrence V. Stein
Executive Vice President, General Counsel and Corporate Secretary

Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON CELGENE CORPORATION ANNUAL MEETING FOR HOLDERS AS OF 4/21/14 TO BE HELD ON 6/18/14 Your vote is important. Thank you for voting. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: The Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement M74288-P45988 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark ?For All Except? and write the number(s) of the nominee(s) on the line below. Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date. To vote by Internet 1) Go to website www.proxyvote.com, or scan the QR Barcode above. To vote by Telephone 1) Call 1-800-454-8683. To vote by Mail 1) Check the appropriate boxes on the voting instruction form below. 2) Sign and date the voting instruction form. 3) Return the voting instruction form in the envelope provided. SCAN TO VIEW MATERIALS & VOTE 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. 3. Amendment of the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock and to effect a stock split. 4. Approval of an Amendment of the Company’s 2008 Stock Incentive Plan. 5. Approval, by non-binding vote, of executive compensation of the Company’s named executive officers. 6. Stockholder proposal described in more detail in the proxy statement. 01) Robert J. Hugin 02) Richard W. Barker, D. Phil. 03) Michael D. Casey 04) Carrie S. Cox 05) Rodman L. Drake 06) Michael A. Friedman, M.D. 07) Gilla Kaplan, Ph.D. 08) James J. Loughlin 09) Ernest Mario, Ph.D. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: For Against Abstain The Board of Directors recommends you vote AGAINST the following proposal:

You Can Help The Environment By Choosing How you Vote! Voting by telephone or through the internet is fast, easy and secure. Choose How You Vote There are other ways to vote than using the paper form that is mailed to you Vote by Internet 1. Visit www.proxyvote.com 2. Enter your control number that appears on the enclosed Vote Instruction Form 423074103 in the box with the pointing to it 1234 5678 90051 3. Vote your shares N29 99999.9999 Vote by Phone 1. lt’s Simple. Call the toll-free number found on the enclosed Vote Instruction Form from a touch tone telephone and follow the easy directions 2. Enter your control number found on the Vote Instruction Form enclosed Note: if you vote by phone or internet, DO NOT mail in the enclosed Vote Instruction Form Thank you for Voting, You Vote is important! Voting is available, 24 hours a day, 7 days a week Choose How you Receive Your Materials Reduce paper flow to your home. As a shareholder you can help reduce the environmental impact of producing hard copy proxy materials including annual reports, proxy statements, and voting cards, that are mailed to your home by signing up for electronic delivery. It’s easy to enroll- follow the instructions below. There are two ways to submit your consent for electronic documents: 1. First vote, then enroll for electronic delivery 1. First vote, the enroll for electronic delivery 1. Visit www.proxyvote.com 2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the .. pointing to it 3. Vote your shares 4. Enter your e-mail address 5. Enter your personal identification number [PIN] of your choice [we suggest the last 4 digits of your Social Security number] 2. Enrollment for electronic delivery is easy & secure 2. Enrollment for electronic delivery is easy & secure 1. Visit www.lnvestordelivery.com 2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the .. pointing to it 3. Vote your shares 4. Enter your e-mail address 5. Enter your personal identification number [PIN] of your choice

Notification to Shareholders Important information about how to receive your proxy materials. You may elect to receive your proxy information electronically. As the world becomes more aware of the environment, corporations are implementing new practices that promote sustainability and environmental responsibility. As a shareholder you can help reduce the environmental impact of receiving full package paper proxy materials by enrolling for electronic delivery. We need your consent to begin the electronic process. It is quick and easy and you will reduce the amount of mail that arrives in your mailbox! If you would like to receive a complete set of proxy materials by e-mail, enrollment is easy and secure. Simply go to our website at www.investordelivery.com and enter the control number found on the front of your Vote Instruction Form in the box with the pointing to it. Your preference will apply to all holdings in your account and remain active until you change it. www.investordelivery.com is powered by Broadridge 2009 Broadridge and investordelivery.com are registered trademarks of Broadridge Financial Solutions, Inc.